                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MAN BY THESE PRESENTS:

                 WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Xedia Corporation, including up to 10,000 shares to be offered under Xedia's 401(k) Plan; and

                 WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                 NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of August, 1999.




                                                  By:     /s/ PAUL A. ALLAIRE
                                                          -------------------
                                                          Paul A. Allaire
                                                          Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MAN BY THESE PRESENTS:

                 WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Xedia Corporation, including up to 10,000 shares to be offered under Xedia's 401(k) Plan; and

                 WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                 NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of August, 1999.




                                                    By:     /s/ CARLA A. HILLS
                                                            ------------------
                                                            Carla A. Hills
                                                            Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MAN BY THESE PRESENTS:

                 WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Xedia Corporation, including up to 10,000 shares to be offered under Xedia's 401(k) Plan; and

                 WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                 NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of August, 1999.




                                                     By:     /s/ DREW LEWIS
                                                             --------------
                                                             Drew Lewis
                                                             Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MAN BY THESE PRESENTS:

                 WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Xedia Corporation, including up to 10,000 shares to be offered under Xedia's 401(k) Plan; and

                 WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                 NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of August, 1999.




                                             By:     /s/ RICHARD A. McGINN
                                                     ---------------------
                                                     Richard A. McGinn
                                                     Chairman of the Board and
                                                     Chief Executive Officer

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MAN BY THESE PRESENTS:

                 WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Xedia Corporation, including up to 10,000 shares to be offered under Xedia's 401(k) Plan; and

                 WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                 NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of August, 1999.




                                                  By:     /s/ PAUL H. O'NEILL
                                                          -------------------
                                                          Paul H. O'Neill
                                                          Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MAN BY THESE PRESENTS:

                 WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Xedia Corporation, including up to 10,000 shares to be offered under Xedia's 401(k) Plan; and

                 WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                 NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of August, 1999.




                                               By:     /s/ DONALD S. PERKINS
                                                       ---------------------
                                                       Donald S. Perkins
                                                       Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MAN BY THESE PRESENTS:

                 WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Xedia Corporation, including up to 10,000 shares to be offered under Xedia's 401(k) Plan; and

                 WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                 NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of August, 1999.




                                            By:     /s/ HENRY B. SCHACHT
                                                    --------------------
                                                    Henry B. Schacht
                                                    Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MAN BY THESE PRESENTS:

                 WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Xedia Corporation, including up to 10,000 shares to be offered under Xedia's 401(k) Plan; and

                 WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                 NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of August, 1999.




                                             By:     /s/ FRANKLIN A. THOMAS
                                                     ----------------------
                                                     Franklin A. Thomas
                                                     Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MAN BY THESE PRESENTS:

                 WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Xedia Corporation, including up to 10,000 shares to be offered under Xedia's 401(k) Plan; and

                 WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                 NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 1999.




                                                By:     /s/ JOHN A. YOUNG
                                                        -----------------
                                                        John A. Young
                                                        Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MAN BY THESE PRESENTS:

                 WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Xedia Corporation, including up to 10,000 shares to be offered under Xedia's 401(k) Plan; and

                 WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                 NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of August, 1999.




                                         By:     /s/ DONALD K. PETERSON
                                                 ----------------------
                                                 Donald K. Peterson
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MAN BY THESE PRESENTS:

                 WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Xedia Corporation, including up to 10,000 shares to be offered under Xedia's 401(k) Plan; and

                 WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

                 NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of August, 1999.




                                     By:     /s/ JAMES S. LUSK
                                             -----------------
                                             James S. Lusk
                                             Vice President and Controller